UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-05983

                           THE NEW GERMANY FUND, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                       343 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       06/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS



SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The New Germany Fund, Inc. is a non-diversified, actively-managed Closed-End Fund listed on the New York Stock Exchange with the symbol "GF". The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The   foregoing    information    is   also   available   on   our   Web   site:
www.newgermanyfund.com.

--------------------------------------------------------------------------------
THERE ARE THREE CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY WHOLLY-OWNED SUBSIDIARIES OF THE DEUTSCHE BANK GROUP:

o The Germany Fund, Inc.--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).

o The New Germany Fund, Inc.--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o The Central Europe and Russia Fund, Inc.--investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.
--------------------------------------------------------------------------------
19148

                                 [LOGO OMITTED]

                                 THE NEW GERMANY
                                   FUND, INC.

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2005

                                 [LOGO OMITTED]

                                THE NEW GERMANY
                                   FUND, INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                   July 22, 2005

Dear Shareholders,

      In the first half of the year (2005), global markets struggled with concerns over the rising price of oil and its impact on demand. Markets succumbed to the pressure in April caused by concerns of slowing economic growth in the United States. Global markets dipped lower again in June when oil rose above $60 per barrel, but recovered when prices moderated to $57 per barrel. In Europe, markets were impacted by political uncertainty, with the French and Dutch rejecting the European Union constitution at the end of May. Nonetheless, European markets performed relatively well. The announcement of Chancellor
Schroder calling for early polls in Germany was the main driver behind the German market's strong performance in the second quarter. After a weak April, the DAX index rallied during the rest of the period to its highest level since July 2002, decoupling from the negative impact of rising oil prices.(1) Even though stocks have rallied since the start of the year, the German stock market continues to trade at a discount to its European peers.

      As in the first quarter, takeover rumors and actual takeover bids supported performance of German small and mid caps. As a result, the Midcap Market Performance Index (the fund's benchmark) reached its highest level since the end of boom year 2000.(2)

      For the six months ended June 30, 2005, the total return based on net asset value of The New Germany Fund was 3.68% and the total return based on market price was 4.58%, while the fund's benchmark, the Midcap Market Performance Index, returned 2.08% in US dollar terms. (Past performance is no guarantee of future results. Please see page 2, for more complete performance information.)

      The fund benefited from its position in Solarworld, initiated in the first quarter. Solarworld was once more the top performer of the Midcap Market Performance Index during the second quarter despite fears that early elections may trigger regulatory changes for renewable energy sources. The share price of the company increased by more than 40% in US dollar terms (and up 95% in US dollar terms in the first six months of 2005). The share price strength was used to realize profits and the fund has since reduced its position. Stada Arzneimittel also contributed positively to the fund's overall performance as the stock rose due to takeover speculation. Over the course of the second quarter, the fund increased its position in the information technology sector by initiating positions in Software AG and Utimaco Safeware. Software AG develops computer software and offers database management software. The company released strong financial figures, and the fund's investment management team believes that the growth potential of the company has not yet been discounted. Poor performance of the fund's long-term holdings in Funkwerk and Kontron detracted from the fund's performance. The fund was also negatively affected by not owning shares of KarstadtQuelle, whose share price was driven by ongoing speculation about a breakup or going private rather than fundamentals. The fund kept its cautious approach, which was underpinned by the profit warning that the company issued in the middle of July.

      The strong recent performance of smaller and medium-sized companies could provide for a more difficult general investment environment. The fund therefore emphasized its focus on stock selection. Earnings growth, merger and acquisition, and increasing venture capital activities should remain supporting factors for this universe. The early elections in September could see rising interest among international investors and also for German small- and mid-cap companies.

      The New Germany Fund continued its open-market purchases of its shares, buying 370,400 shares during the first six months of 2005.* The fund's discount to its net asset value averaged 13.87% during this period.

----------
The sources, opinions and forecasts expressed are as of July 22, 2005. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

(1) DAX Index is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

(2) The Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDax issues, reflecting the performance of md-caps across all secotrs of the Prime Segment.

      Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* The share buy back program was suspended for a portion of the semi-annual period.

       Sincerely,

       /s/ Christian Strenger            /s/ Julian Sluyters

       Christian Strenger                Julian Sluyters
       Chairman                          President and Chief Executive Officer

--------------------------------------------------------------------------------
   FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                             WWW.NEWGERMANYFUND.COM
--------------------------------------------------------------------------------

FUND HISTORY AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL, ASSUMES REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS SO THAT, WHEN SOLD, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE VISIT WWW.NEWGERMANYFUND.COM FOR THE FUND'S MOST RECENT PERFORMANCE.

TOTAL RETURNS:

                                              FOR THE SIX                    FOR THE YEARS ENDED DECEMBER 31,
                                              MONTHS ENDED     -------------------------------------------------------------
                                            JUNE 30, 2005(b)   2004         2003         2002           2001           2000
                                            ----------------   -----       ------       ------         ------         ------
Net Asset Value(a) ......................        3.68%         24.44%       93.07%      (39.60)%       (35.68)%       (11.46)%
Market Value(a) .........................        4.58%         30.50%      102.42%      (39.52)%       (33.86)%       (14.35)%
Benchmark ...............................        2.08%(1)      23.46%(1)    78.56%(2)   (37.58)%(3)    (33.46)%(4)    (16.13)%(4)

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)   Total returns shown for the six month period are not annualized.

----------
 (1)  Represents the Midcap Market Performance Index.***

 (2) Represents an arithmetic composite consisting of 75% MDAX*/25% NEMAX 50** from 1/1/03-3/31/03 and 100% Midcap Market Performance Index from 4/1/03-12/31/03.

 (3) Represents 60% MDAX/40% NEMAX 50 for 1/1/02-8/31/02 and 75% MDAX/25% NEMAX 50 for 9/1/02-12/31/02.

 (4)  Represents 60% MDAX/40% NEMAX 50.

   * MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange.

  ** NEMAX 50 is comprised of the 50 largest technology issues from the Prime Segment that are ranked below the DAX.

 *** Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX**** issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment.

**** TecDax is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

--------------------------------------------------------------------------------

STATISTICS:

Net Assets ......................................................   $267,317,703
Shares Outstanding ..............................................     24,910,025
NAV Per Share ...................................................   $      10.73

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

 RECORD          PAYABLE                                            ORDINARY     LT CAPITAL
  DATE             DATE                                              INCOME        GAINS         TOTAL
--------         --------                                           --------     ----------     -------
05/19/05         05/27/05 .....................................     $   0.14       $  --        $  0.14
12/22/04         12/31/04 .....................................     $   0.23       $  --        $  0.23
05/06/04         05/14/04 .....................................     $   0.05       $  --        $  0.05
12/22/03         12/31/03 .....................................     $  0.022       $  --        $ 0.022
07/24/03         07/30/03 .....................................     $  0.003       $  --        $ 0.003
11/20/00         11/29/00 .....................................     $   0.01       $1.30        $  1.31
09/01/00         09/15/00 .....................................     $   0.07       $0.35        $  0.42

OTHER INFORMATION:

NYSE Ticker Symbol ..............................................       GF
NASDAQ Symbol ...................................................    XGFNX
Dividend Reinvestment Plan ......................................      Yes
Voluntary Cash Purchase Program .................................      Yes
Annualized Expense Ratio (6/30/05)* .............................    1.26%

----------
* Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2005 (AS % OF PORTFOLIO'S MARKET
VALUE*)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Telecommunication Services                             1.9%
Industrials                                           24.9%
Health Care                                           17.2%
Financials                                            23.8%
Consumer Staples                                       2.6%
Consumer Discretionary                                 8.2%
Information Technology                                10.9%
Materials                                             10.5%

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2005 (AS A % OF PORTFOLIO'S MARKET VALUE*)
--------------------------------------------------------------------------------

 1.   European Aeronautic Defense                      7.8
 2.   Hypo Real Estate Holding                         7.0
 3.   Depfa Bank Plc                                   5.9
 4.   Merck KGaA                                       4.6
 5.   HeidelbergCement                                 4.4
 6.   K + S                                            4.4
 7.   Stada Arzneimittel                               3.8
 8.   Hannover Ruckversicherungs                       3.4
 9.   Rheinmetall                                      3.1
10.   United Internet                                  3.1

* Percentage (%) of market value refers to all securities in the portfolio, except cash and equivalents.

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

      QUESTION: THIS PAST SPRING, FRANCE AND THE NETHERLANDS REJECTED A NEW CONSTITUTION FOR THE EUROPEAN UNION. WHAT ARE THE LONG-TERM IMPLICATIONS FOR THE FUTURE OF THE EU? IS THIS A SIGN THAT MONETARY UNION IS NOT WORKING?

      ANSWER: While the "no" vote is a setback for the EU, it does not have any immediate implications for the German market. Member countries remain committed to monetary union, and the EU will continue to be governed by the constitution that was in place before the vote this spring. Perhaps the most important consequence of the constitutional defeat is that enlargement of the 25-member union is likely to pause until the current members get their house in order. This may be marginally positive for Germany as a net payer to the EU. In terms of monetary union, the failure of recent EU budgetary negotiations has put pressure on the euro and could result in delays to planned expansion of the Eurozone.

      QUESTION: GERMAN ELECTIONS THAT WERE SCHEDULED FOR 2006 HAVE BEEN CALLED EARLY FOR SEPTEMBER THIS YEAR. WHAT ARE THE IMPLICATIONS FOR THE GERMAN MARKET?

      ANSWER: At the beginning of July, Chancellor Schroeder requested and received a vote of no confidence from the Bundestag (lower house) to call early elections. In mid-September they are expected to bring increased momentum for reforms. Schroeder has had difficulty implementing some of the Agenda 2010 reforms due to lack of support within his coalition. Depending on the outcome of the elections, a broad CDU/FDP coalition (CDU: Christich-Demokratische Union;
FDP: Frele Demokratische Partei) with majority control in both houses of parliament could be established, giving the government power to forge ahead with labor market, tax, and health care reforms. In terms of the stock market, the DAX has historically performed well in election years, outperforming its European peers by more than 20%(1). Given that many of the reforms would have a favorable impact on German companies, it is expected that the DAX would follow this historical trend. Of course, past performance is no guarantee of future results.

      QUESTION: GERMAN SHARES HAVE PERFORMED WELL DESPITE AN UNFAVORABLE DOMESTIC ENVIRONMENT. ASIDE FROM THEIR FOCUS ON EXPORT MARKETS, WHAT HAVE GERMAN COMPANIES BEEN DOING TO ACHIEVE SUCH STRONG PERFORMANCE RELATIVE TO THEIR EUROPEAN PEERS?

      ANSWER: Developing a global market for their products has been one of the most effective strategies for German companies to remain profitable in an environment of weak domestic consumption. However, German businesses recognize the importance of remaining competitive on the production side as well. One of the most significant costs for German companies is labor. Because the government was slow to implement labor reforms, several German companies took matters into their own hands and successfully bargained with labor unions, securing agreements for employees to work longer hours at the same pay. Other companies built production facilities overseas to take advantage of lower labor costs and tax rates, a strategy that worked well with the development of global markets for their products. Now that the outgoing government's reform program looks set for better speed, German companies operating primarily in Germany are likely to be the main beneficiaries.

----------
(1) DAX Index is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Sandra M. Schaufler, Chief Investment Officer of the New Germany Fund, Inc.

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

ECONOMIC OUTLOOK

      The first half of the year (2005) brought a series of ups and downs on the economic front. Business confidence, as measured by the ZEW index, and consumer confidence, as measured by the IFO index, both fell in May (the IFO index reached a 20-month low) before rebounding in June. Meanwhile gross domestic product (GDP) grew by 1% quarter-over-quarter in the first quarter of 2005, the fastest rate since 2001. In the face of weak domestic demand, growth continues to be driven by net exports. This trend should continue, as the euro weakened steadily throughout the second quarter, making German products more competitive overseas. Unemployment peaked at 12% during the first quarter and remained well above 11% throughout the half. As expected, the European Central Bank kept interest rates unchanged at 2%.

      For the second half of the year, the early elections in Germany can be expected to affect the economic environment, as uncertainty surrounding the future of government reforms will likely stifle domestic demand. A potential increase in the VAT rate could hinder private consumption, which would limit GDP growth through the end of the year. Once a new government is in place and the reform program is announced, demand could pick up again as consumers regain confidence about the future. Overall, we expect modest GDP growth of 1.0% in 2005. Investment may also be constrained until German companies gain clarity on the direction of future reforms, but inflation should remain low and is forecast to be 1.6% in 2005. From a fiscal perspective, the new government's biggest challenge will be financing the reforms, as the budget deficit is expected to decrease only slightly from last year, from 3.7% of GDP to 3.6%. However, the prospects for German growth should improve significantly in 2006 as the structural reforms that have been set in motion begin to gain traction.

SPECIAL CONSIDERATIONS

      The observations in this letter reflect our own opinions as of July 22, 2005 and are based on our own analysis, and others may have different opinions. Events may not transpire as we or they currently expect. Also, while economic events can influence broad market trends, political, monetary and other factors are also relevant to stock performance. In any event, investment results will depend on our success in identifying individual stocks, which are influenced by many factors beyond general economic matters. We cannot predict investment results or whether they will be successful.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                       DESCRIPTION                         VALUE
------------                    -----------                   ----------------

INVESTMENTS IN GERMAN SECURITIES -- 82.4%
                COMMON STOCKS -- 75.2%
                BIOTECHNOLOGY -- 0.7%
     160,000    GPC Biotech* ..............................   $      1,767,457
                                                              ----------------
                CHEMICALS -- 5.8%
     355,000    GEA Group* ................................          4,281,949
     205,000    K + S .....................................         11,342,590
                                                              ----------------
                                                                    15,624,539
                                                              ----------------
                COMMERCIAL SERVICES &
                  SUPPLIES -- 3.1%
      43,920    GFK .......................................          1,732,587
      85,000    Interseroh+ ...............................          2,198,443
     100,000    Techem* ...................................          4,230,100
                                                              ----------------
                                                                     8,161,130
                                                              ----------------
                CONSTRUCTION &
                  ENGINEERING -- 2.6%
     147,200    Bilfinger Berger ..........................          6,854,715
                                                              ----------------
                CONSTRUCTION
                  MATERIALS -- 4.3%
     160,235    HeidelbergCement ..........................         11,520,835
                                                              ----------------
                DIVERSIFIED FINANCIALS -- 7.3%
     187,000    AWD Holding+ ..............................          7,853,785
     160,000    Deutsche Postbank+ ........................          7,864,602
      56,689    Grenkeleasing .............................          2,404,853
      70,000    MLP+ ......................................          1,307,101
                                                              ----------------
                                                                    19,430,341
                                                              ----------------
                DIVERSIFIED
                  TELECOMMUNICATION
                  SERVICES -- 1.8%
     220,000    Mobilcom+ .................................          4,772,761
                                                              ----------------
                ELECTRICAL EQUIPMENT -- 3.0%
      30,000    Conergy* ..................................          2,918,769
     250,000    Sgl Carbon* ...............................          3,193,726
      22,000    Solarworld+ ...............................          1,927,717
                                                              ----------------
                                                                     8,040,212
                                                              ----------------
                ELECTRONIC EQUIPMENT &
                  INSTRUMENTS -- 4.1%
      97,460    Funkwerk ..................................          3,504,257
     542,720    Kontron* ..................................          4,584,960
     271,600    Suess MicroTec*+ ..........................          1,713,495
     150,000    Utimaco Safeware* .........................          1,209,204
                                                              ----------------
                                                                    11,011,916
                                                              ----------------

   SHARES                       DESCRIPTION                         VALUE
------------                    -----------                   ----------------

                FOOD PRODUCTS -- 1.2%
     160,000    Suedzucker ................................   $      3,200,373
                                                              ----------------
                HEALTHCARE PROVIDERS &
                  SERVICES -- 0.6%
      23,000    Rhoen-Klinikum ............................          1,592,814
                                                              ----------------
                HOUSEHOLD PRODUCTS -- 1.4%
      33,161    Beiersdorf ................................          3,717,270
                                                              ----------------
                INSURANCE -- 3.3%
     231,800    Hannover Ruckversicherungs+ ...............          8,754,796
                                                              ----------------
                INTERNET SOFTWARE &
                  SERVICES -- 4.2%
     130,000    Freenet.de ................................          3,269,625
     280,000    United Internet+ ..........................          7,986,429
                                                              ----------------
                                                                    11,256,054
                                                              ----------------
                MACHINERY -- 6.3%
     110,000    Balda .....................................          1,083,510
      29,754    Krones+ ...................................          3,596,068
      65,234    Pfeiffer Vacuum Technology+ ...............          3,033,833
     161,709    Rheinmetall+ ..............................          8,134,275
      20,100    Vossloh ...................................            940,134
                                                              ----------------
                                                                    16,787,820
                                                              ----------------
                MEDIA -- 1.4%
     107,700    Premiere*+ ................................          3,722,754
                                                              ----------------
                MULTILINE RETAIL -- 1.1%
      84,625    Douglas Holding ...........................          3,058,105
                                                              ----------------
                PHARMACEUTICALS -- 12.1%
      94,000    Celesio ...................................          7,383,410
     149,000    Merck KGaA ................................         11,861,962
      75,000    Schwarz Pharma ............................          3,399,188
     270,000    Stada Arzneimittel+ .......................          9,805,976
                                                              ----------------
                                                                    32,450,536
                                                              ----------------
                REAL ESTATE -- 6.8%
     480,000    Hypo Real Estate Holding ..................         18,268,231
                                                              ----------------
                SOFTWARE -- 1.8%
     115,000    Software ..................................          4,760,373
                                                              ----------------
                TEXTILES, APPAREL & LUXURY
                  GOODS -- 2.3%
      25,000    Puma ......................................          6,184,406
                                                              ----------------
                  Total Common Stocks
                  (cost $142,270,867) .....................        200,937,438
                                                              ----------------

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   SHARES                       DESCRIPTION                         VALUE
------------                    -----------                   ----------------

                PREFERRED STOCKS -- 7.2%
                ELECTRICAL EQUIPMENT -- 1.7%
     209,800    Sartorius .................................   $      4,452,589
                                                              ----------------
                HEALTHCARE PROVIDERS &
                  SERVICES -- 2.4%
      56,354    Fresenius .................................          6,453,370
                                                              ----------------
                MEDIA -- 1.5%
     238,400    Prosieben Sat.1 Media .....................          4,100,093
                                                              ----------------
                TEXTILES, APPAREL & LUXURY
                  GOODS -- 1.6%
     130,000    Hugo Boss .................................          4,268,896
                                                              ----------------
                   Total Preferred Stocks
                   (cost $8,399,923) ......................         19,274,948
                                                              ----------------
                   Total Investments in
                   German Securities
                   (cost $150,670,790) ....................        220,212,386
                                                              ----------------

INVESTMENTS IN DUTCH
     COMMON STOCKS -- 8.9%
                AEROSPACE & DEFENSE -- 7.6%
     635,000    European Aeronautic Defense ...............         20,291,669
                                                              ----------------
                BIOTECHNOLOGY -- 0.8%
     199,150    Qiagen* ...................................          2,327,498
                                                              ----------------
                SOFTWARE -- 0.5%
      57,600    Tomtom*+ ..................................          1,262,823
                                                              ----------------
                   Total Investments in Dutch
                   Common Stocks
                   (cost $8,674,066) ......................         23,881,990
                                                              ----------------

   SHARES                       DESCRIPTION                         VALUE
------------                    -----------                   ----------------

INVESTMENTS IN IRISH
     COMMON STOCK -- 5.7%
                DIVERSIFIED FINANCIAL SERVICES -- 5.7%
     950,000    Depfa Bank Plc
                   (cost $6,584,547) ......................   $     15,201,771
                                                              ----------------
SECURITIES LENDING COLLATERAL -- 17.3%
  46,362,180    Scudder Daily Assets Fund
                   Institutional, 3.19%++
                   (cost $46,362,180) .....................         46,362,180
                                                              ----------------
                Total Investments--114.3%
                   (cost $212,291,583) ....................   $    305,658,327
                Liabilities in excess of cash and
                   other assets--(14.3)% ..................        (38,340,624)
                                                              ----------------

                NET ASSETS--100.0% ........................   $    267,317,703
                                                              ================

----------
*     Non-income producing security.

+ All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $44,104,785, which is 16.5% of the net assets.

++ Represents collateral held in connection with securities lending. Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $165,929,403) - including $44,104,785 of securities loaned ..........     $ 259,296,147
Investment in Scudder Daily Assets Fund Institutional (cost $46,362,180)* .......................        46,362,180
Cash and foreign currency (cost $8,517,981) .....................................................         8,517,366
Foreign withholding tax refund receivable .......................................................           119,961
Interest receivable .............................................................................             4,105
Other assets ....................................................................................           113,956
                                                                                                      -------------
    Total assets ................................................................................       314,413,715
                                                                                                      -------------
LIABILITIES
Payable upon return of securities loaned ........................................................        46,362,180
Payable for securities purchased ................................................................           441,740
Management fee payable ..........................................................................           128,776
Investment advisory fee payable .................................................................            62,797
Accrued expenses ................................................................................           100,519
                                                                                                      -------------
    Total liabilities ...........................................................................        47,096,012
                                                                                                      -------------
NET ASSETS ......................................................................................     $ 267,317,703
                                                                                                      =============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) .......................................     $ 432,298,307
Cost of 9,839,316 shares held in treasury .......................................................       (93,922,903)
Accumulated distributions in excess of net investment income ....................................        (6,984,457)
Accumulated net realized loss on investments and foreign currency transactions ..................      (157,434,661)
Net unrealized appreciation of investments and foreign currency transactions ....................        93,361,417
                                                                                                      -------------
Net assets ......................................................................................     $ 267,317,703
                                                                                                      =============
Net asset value per share ($267,317,703 / 24,910,025 shares of common stock issued and
 outstanding) ...................................................................................     $       10.73
                                                                                                      =============

----------
*     Represents collateral on securities loaned.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                       FOR THE SIX
                                                                                                      MONTHS ENDED
                                                                                                      JUNE 30, 2005
                                                                                                      -------------
NET INVESTMENT INCOME
Investment income
   Dividends (net of foreign withholding taxes of $593,699) .....................................     $   3,644,431
   Interest .....................................................................................            24,247
   Securities lending income, including income from Scudder Daily Assets Fund Institutional,
      net of borrower rebates ...................................................................           321,960
                                                                                                      -------------
Total investment income .........................................................................         3,990,638
                                                                                                      -------------
Expenses
   Management fee ...............................................................................           779,144
   Investment advisory fee ......................................................................           381,217
   Custodian and Transfer Agent's fees and expenses .............................................           111,733
   Reports to shareholders ......................................................................            92,922
   Directors' fees and expenses .................................................................            91,828
   Legal fee ....................................................................................           143,813
   Audit fee ....................................................................................            31,651
   NYSE listing fee .............................................................................            13,926
   Miscellaneous ................................................................................            15,382
                                                                                                      -------------
   Total expenses before custody credits* .......................................................         1,661,616
   Less: custody credits ........................................................................            (4,899)
                                                                                                      -------------
   Net expenses .................................................................................         1,656,717
                                                                                                      -------------
Net investment income ...........................................................................         2,333,921
                                                                                                      -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
   Investments ..................................................................................        15,833,611
   Foreign currency transactions ................................................................           111,200
Net unrealized depreciation during the period on:
   Investments ..................................................................................        (9,792,993)
   Translation of other assets and liabilities from foreign currency ............................           (80,252)
                                                                                                      -------------
Net gain on investments and foreign currency transactions .......................................         6,071,566
                                                                                                      -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................     $   8,405,487
                                                                                                      =============

----------
* The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE SIX
                                                                                        MONTHS ENDED           FOR THE
                                                                                       JUNE 30, 2005         YEAR ENDED
                                                                                        (UNAUDITED)       DECEMBER 31, 2004
                                                                                      ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) ...................................................   $      2,333,921    $        (182,430)
   Net realized gain on:
      Investments .................................................................         15,833,611           24,740,586
      Foreign currency transactions ...............................................            111,200              591,844
   Net unrealized appreciation (depreciation) during the period on:
      Investments .................................................................         (9,792,993)          26,261,612
      Translation of other assets and liabilities from foreign currency ...........            (80,252)              30,366
                                                                                      ----------------    -----------------
   Net increase in net assets resulting from operations ...........................          8,405,487           51,441,978
                                                                                      ----------------    -----------------
Distributions to shareholders from:
   Net investment income(a) .......................................................         (3,491,786)          (7,100,126)
                                                                                      ----------------    -----------------
Capital share transactions:
   Net proceeds from reinvestment of dividends
      (0 and 81,662 shares, respectively) .........................................                 --              556,116
   Cost of shares repurchased (370,400 and 1,245,300 shares, respectively) ........         (3,405,787)          (9,675,399)
                                                                                      ----------------    -----------------
   Net decrease in net assets from capital share transactions .....................         (3,405,787)          (9,119,283)
                                                                                      ----------------    -----------------
Total increase in net assets ......................................................          1,507,914           35,222,569

NET ASSETS
Beginning of period ...............................................................        265,809,789          230,587,220
                                                                                      ----------------    -----------------
End of period (including accumulated distributions in excess of net investment income of $6,984,457 and $5,826,592, as of June 30, 2005 and December 31,
   2004, respectively) ............................................................   $    267,317,703    $     265,809,789
                                                                                      ================    =================

----------
(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of ordinary income.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

SECURITIES LENDING: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective settlement dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

CONTINGENCIES: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL--JUNE 30, 2005 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund had a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"). At its July 12, 2004 Board meeting, the Board approved transferring the Fund's Management Agreement with Deutsche Bank Securities Inc. to an affiliated company, Deutsche Investment Management Americas Inc. The transfer, which became effective September 1, 2004, did not involve any change in control or actual management of the investment manager, which provides the same scope of services, utilizes the same people for work on Fund matters and charges the same fees under the agreement. The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended June 30, 2005, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .87% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the period ended June 30, 2005, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $64,316 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the board determined were effected in compliance with the Fund's Rule 17e-1 procedures.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments,
for  the  period  ended  June  30,  2005,  were   $58,682,771  and  $69,334,408,
respectively.

The cost of investments at June 30, 2005 was $219,425,703 for United States Federal income tax purposes. Accordingly, as of June 30, 2005, net unrealized appreciation of investments aggregated $86,232,624, of which $88,234,220 and $2,001,596 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2004 of approximately $172,136,000, of which $83,896,000 and $88,240,000 will expire in 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED

On June 30, 2005, the market value of the securities loaned and its collateral were $44,104,785 and $46,362,180, respectively. For the period ended June 30, 2005, the Fund earned $321,960 as securities lending fees, net of borrower rebates and agency fees.

NOTE 6. CAPITAL

During the period ended June 30, 2005 and the year ended December 31, 2004, the Fund purchased 370,400 and 1,245,300 of its shares of common stock on the open market at a total cost of $3,405,787 and $9,625,399, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 13.6% and 16.9%, respectively. These shares are held in treasury.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                    FOR THE SIX
                                                   MONTHS ENDED                     FOR THE YEARS ENDED DECEMBER 31,
                                                   JUNE 30, 2005      ------------------------------------------------------------
                                                    (UNAUDITED)          2004          2003         2002        2001       2000
                                                   -------------      ---------     ---------    ---------   ---------   ---------
Per share operating performance:
Net asset value:
Beginning of period .............................  $       10.51      $    8.72     $    4.53    $    7.50   $   11.66   $   15.07
                                                   -------------      ---------     ---------    ---------   ---------   ---------
Net investment income (loss) ....................            .09(a)        (.01)(a)       .00         (.03)       (.01)       (.06)
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions              25           2.00          4.17        (2.97)      (4.22)      (1.60)
                                                   -------------      ---------     ---------    ---------   ---------   ---------
Increase (decrease) from investment operations ..            .34           1.99          4.17        (3.00)      (4.23)      (1.66)
                                                   -------------      ---------     ---------    ---------   ---------   ---------
Increase resulting from share repurchases .......            .02            .08           .05          .03         .07         .25
                                                   -------------      ---------     ---------    ---------   ---------   ---------
Distributions from net investment income ........           (.14)          (.28)         (.03)          --          --          --
Distributions from net realized short-term
   capital gains ................................             --             --            --           --          --        (.08)
Distributions from net realized long-term
   capital gains ................................             --             --            --           --          --       (1.65)
                                                   -------------      ---------     ---------    ---------   ---------   ---------
Total distributions+ ............................           (.14)          (.28)         (.03)          --          --       (1.73)
                                                   -------------      ---------     ---------    ---------   ---------   ---------
Dilution in net asset value from
   dividend reinvestment ........................             --            .00(b)        .00(b)        --          --        (.27)
                                                   -------------      ---------     ---------    ---------   ---------   ---------
Net asset value:
   End of period ................................  $       10.73      $   10.51     $    8.72    $    4.53   $    7.50   $   11.66
                                                   =============      =========     =========    =========   =========   =========
Market value:
   End of period ................................  $        9.32      $    9.05     $    7.16    $    3.55   $    5.87   $   8.875
Total investment return for the period:++
Based upon market value .........................           4.58%***      30.50%       102.42%      (39.52)%    (33.86)%    (14.35)%
Based upon net asset value ......................           3.68%***      24.44%        93.07%      (39.60)%    (35.68)%    (11.46)%
Ratio to average net assets:
Total expenses before custody credits* ..........           1.26%**        1.24%         1.40%        1.48%       1.25%       1.09%
Net investment income (loss) ....................            .88%****      (.08)%         .05%        (.46)%      (.06)%      (.40)%
Portfolio turnover ..............................          45.10%**       58.42%        86.07%       98.55%      86.65%      69.61%
Net assets at end of period (000's omitted) .....  $     267,318      $ 265,810     $ 230,587    $ 124,504   $ 212,650   $ 345,589

-----------
(a)   Based on average shares outstanding during the period.

(b)   Amount is less than $.005 per share.

+     For U.S. tax purposes, total distributions consisted of:

Ordinary income                                    $        (.14)     $    (.28)    $    (.03)          --          --   $    (.08)
Long term capital gains                                       --             --            --           --          --       (1.65)
                                                   -------------      ---------     ---------    ---------   ---------   ---------
                                                   $        (.14)     $    (.28)    $    (.03)          --          --   $   (1.73)
                                                   -------------      ---------     ---------    ---------   ---------   ---------

  ++ Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

   * The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.25%, 1.24%, 1.39%, 1.47%, 1.25% and 1.08% for 2005, 2004,
      2003, 2002, 2001 and 2000, respectively.

  **  Annualized.

 ***  Not Annualized.

**** Not Annualized. The ratio for six months ended June 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE NEW GERMANY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING (UNAUDITED)
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of The New Germany Fund, Inc. was held on June 21-22, 2005. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect four Directors to serve for a term of three years until their successors are elected and qualify.

                                                  NUMBER OF VOTES
                                                  ---------------
                                       FOR                              WITHHELD
                                    ---------                           --------
John Bult                           7,661,376                            696,304
John H. Cannon                      7,651,850                            705,830
Werner Walbrol                      7,639,069                            718,611
Peter Zuhlsdorff                    7,627,593                            730,087

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2005.

                                                  NUMBER OF VOTES
                                                  ---------------
                                       FOR            AGAINST           ABSTAIN
                                    ---------     ---------------       --------
                                    8,007,399         185,364            164,917

3. To approve a stockholder proposal to request that stockholders of the Fund be afforded an opportunity to realize net asset value for their shares as soon as practicable.

                                                  NUMBER OF VOTES
                                                  ---------------
                                       FOR            AGAINST           ABSTAIN
                                    ---------     ---------------       --------
                                    3,536,360        4,519,848           301,465

PROXY VOTING
--------------------------------------------------------------------------------

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies relating to its portfolio securities during the 12 month period ended June 30 is available on our web site -- www.newgermanyfund.com -- (click on the "proxy voting record" link in the left hand tool bar) or on the SEC's web site at www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

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  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154

  MANAGER
  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL LLP

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS
  CHRISTIAN H. STRENGER
  CHAIRMAN AND DIRECTOR

  JOHN A. BULT
  DIRECTOR

  RICHARD R. BURT
  DIRECTOR

  JOHN H. CANNON
  DIRECTOR

  RICHARD KARL GOELTZ
  DIRECTOR

  DR. FRANZ WILHELM HOPP
  DIRECTOR

  ERNST-ULRICH MATZ
  DIRECTOR

  DR. FRANK TROMEL
  DIRECTOR

  ROBERT H. WADSWORTH
  DIRECTOR

  WERNER WALBROL
  DIRECTOR

  PETER ZUHLSDORFF
  DIRECTOR

  JULIAN F. SLUYTERS
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  PAUL H. SCHUBERT
  CHIEF FINANCIAL OFFICER AND TREASURER

  SANDRA M. SCHAUFLER
  CHIEF INVESTMENT OFFICER

  DANIEL O. HIRSCH
  CHIEF LEGAL OFFICER

  PHILIP GALLO
  CHIEF COMPLIANCE OFFICER

  VINCENT J. ESPOSITO
  VICE PRESIDENT

  KATHLEEN SULLIVAN D'ERAMO
  ASSISTANT TREASURER

  CAROLE COLEMAN
  SECRETARY

------------
39512 (8/05)

--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                              P.O. Box 642, OPS 22
                              Boston, MA 02117-0642
                               Tel. 1-800-437-6269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX, NEMAX 50 and Midcap Market Performance indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                       GF
                                     LISTED
                                     NYSE(R)

                 Copies of this report, monthly fact sheets and
                      other information are available at:
                             www.newgermanyfund.com

               For latest net asset value, schedule of the Fund's
                largest holdings, dividend data and shareholder
                  inquiries, please call 1-800-GERMANY in the
                    U.S. or 617-443-6918 outside of the U.S.

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
                COMPANIES.

                Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

THE NEW GERMANY FUND, INC.

Item 9 of Form N-CSR - Repurchase Disclosure

--------------------------------------------------------------------------------
                                (a)                       (b)
                                Total Number of           Average Price Paid
Period                          Shares Purchased*         per Share
--------------------------------------------------------------------------------

January 1 through January 31             64,600                    $8.9881
February 1 through February 29           67,000                    $9.3468
March 1 through March 31                 79,700                    $9.4134
April 1 through April 30                 91,900                    $9.2183
May 1 through May 31                     58,200                    $8.9403
June 1 through June 30                    9,000                    $9.0210

--------------------------------------------------------------------------------
Total                                    370,400                   $9.1949
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (c)                         (d)
                              Total Number of             Maximum Number of
Period                        Shares Purchased as         Shares that May Yet Be
                              Part of Publicly Announced  Purchased Under the
                              Plans or Programs           Plans or Programs
--------------------------------------------------------------------------------

January 1 through January 31                 n/a                       n/a
February 1 through February 29               n/a                       n/a
March 1 through March 31                     n/a                       n/a
April 1 through April 30                     n/a                       n/a
May 1 through May 31                         n/a                       n/a
June 1 through June 30                       n/a                       n/a

--------------------------------------------------------------------------------
Total                                        n/a                       n/a
--------------------------------------------------------------------------------

* All shares were purchased in open market transactions.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as
         Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The New Germany Fund, Inc.


By:                                 /s/ Julian Sluyters
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 30, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         The New Germany Fund, Inc.


By:                                 /s/ Julian Sluyters
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 30, 2005



By:                                 /s/ Paul Schubert
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 30, 2005